EXHIBIT 99.3

AmerUs Group Co.

Financial Supplement
First Quarter 2003

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended
	March 31,

Earnings:	2003	2002

Net Income	$35,789	$24,914
Adjustments for:
Realized (gains) losses on open block investments	(5,276)	6,420
Net amortization of DAC and VOBA due to open block gains or losses	4,305	(1,498)
Net effect of accounting differences from SFAS 133	17	5,322
Demutualization costs	—	285
Restructuring costs	2,023	1,116
Other income from non-insurance operations	(725)	(456)

Adjusted Net Operating Income (1)	$36,133	$36,103

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$0.93	$0.87
Net Income per Share	$0.92	$0.60
Weighted Average Shares Outstanding	38,985	41,350
Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$0.92	$0.86
Net Income per Share	$0.91	$0.59
Weighted Average Shares Outstanding	39,218	41,969

Capitalization:	3/31/2003	12/31/2002

Bank Borrowings	135,000	113,000
Senior Notes	125,000	125,000
OCEANs	186,603	186,233
Surplus Note	25,000	25,000
Other Borrowings	13,741	13,871

Total Notes Payable	$485,344	$463,104
Capital Securities - AmerUs Capital I	48,095	48,095
Capital Securities - AmerUs Capital II	154	154

Total Debt	$533,593	$511,353
Stockholders’ Equity (excluding AOCI)	1,210,980	1,174,426

Total Capitalization (excluding AOCI)	$1,744,573	$1,685,779

Unrealized Gains / (Losses)	99,886	88,522

Total Capitalization (including AOCI)	$1,844,459	$1,774,301

Book Value per Share (3):
including AOCI	$33.57	$32.37
excluding AOCI	$31.01	$30.10
Debt-to-Capital Ratio (4):
Standard & Poor’s	17.12%	16.42%
Moody’s	27.91%	27.57%

(1)	Adjusted Net Operating Income is a Non-GAAP financial measure; see footnote 1 in the accompanying press release.

(2)	Adjusted Net Operating Income per share is a Non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per share is derived from Net Income.

(3)	Common shares outstanding at 3/31/2003 and 12/31/2002 were 39,051,187 and 39,011,578, respectively.

(4)	Debt-to-Capital Ratio excludes AOCI. For Standard & Poor’s, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity. For Moody’s, AmerUs Capital I and AmerUs Capital II are treated as 100% debt and the OCEANs are treated as 75% debt and 25% equity.

AmerUs Group Co.

Consolidated Income Statement

($ in thousands)

	For The Three Months Ended
	March 31,

	2003	2002

Revenues:
Insurance premiums	$81,605	$90,458
Universal life and annuity product charges	44,107	37,128
Net investment income	253,217	239,770
Realized/unrealized gains (losses) on investments	7,855	(24,712)
Other income:
Income from Independent Marketing Organizations	11,691	7,698
Other	5,477	4,770

Total Revenue	403,952	355,112
Benefits and Expenses:
Policyowner benefits - traditional life	72,471	80,581
Policyowner benefits - universal life and annuities	145,584	125,582
Underwriting, acquisition and other expenses:
Operating expenses	28,253	30,807
Expenses from Independent Marketing Organizations	9,466	5,444
Demutualization costs	—	285
Restructuring costs	3,193	1,795
Amortization - value of business acquired (VOBA)	17,659	21,834
Amortization - deferred policy acquisition costs (DAC)	26,193	16,452
Amortization - DAC/VOBA realized gains / (losses)	6,545	1,556

Total underwriting, acquisition and other expenses	91,309	78,173
Interest expense:
Interest on bank debt	839	805
Interest on Senior Notes	2,171	2,172
Interest on Capital Securities (AmerUs Capital I)	1,064	1,525
Interest on Capital Securities (AmerUs Capital II)	3	4
Interest on OCEANs	1,836	620
Interest on Surplus Note	541	541
Interest on other borrowings	345	360

Total interest expense	6,799	6,027
Dividends to policyowners	34,574	28,403

Income before income taxes	53,215	36,346
Income tax expense	(17,426)	(11,432)

Net income	$35,789	$24,914

Weighted Average Common Shares Outstanding:
Basic	38,984,807	41,349,785
Diluted	39,217,951	41,968,570

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended March 31, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$80,161	$1,183	$261	$81,605
Universal life and annuity product charges	33,701	10,406	—	44,107
Net investment income	83,746	167,777	1,694	253,217
Realized gains (losses) on closed block investments	7,069	—	—	7,069
Other income	1,053	14,766	140	15,959

	205,730	194,132	2,095	401,957
Benefits and expenses:
Policyowner benefits	100,668	124,557	20	225,245
Underwriting, acquisition, and other expenses	17,804	15,935	3,980	37,719
Amortization of DAC and VOBA, net of non-core gain adjustment of $6,545	19,565	24,287	—	43,852
Dividends to policyowners	34,574	—	—	34,574

	172,611	164,779	4,000	341,390

Adjusted pre-tax operating income	$33,119	$29,353	$(1,905)	60,567

Realized gains (losses) on open block investments				8,079
Unrealized gains (losses) on open block options and trading investments				(7,293)
Change in option value of equity-indexed annuity products and market value adjustments on total return strategy annuities				8,602
Cash flow hedge amortization				(1,412)
Amortization of DAC and VOBA due to open block gains				(6,545)
Restructuring costs				(3,193)
Other income from non-insurance operations				1,209

Income before interest and income tax (expense)				60,014
Interest (expense)				(6,799)
Income tax (expense)				(17,426)

Net income				$35,789

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended March 31, 2002

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$88,535	$1,302	$621	$90,458
Universal life and annuity product charges	27,113	10,015	—	37,128
Net investment income	80,425	158,343	1,002	239,770
Realized gains (losses) on closed block investments	4,624	—	—	4,624
Other income	953	10,545	514	12,012

	201,650	180,205	2,137	383,992
Benefits and expenses:
Policyowner benefits	103,808	116,690	796	221,294
Underwriting, acquisition, and other expenses	19,642	12,997	3,612	36,251
Amortization of DAC and VOBA, net of open block gain adjustment of $1,556	14,333	23,953	—	38,286
Dividends to policyowners	28,403	—	—	28,403

	166,186	153,640	4,408	324,234

Adjusted pre-tax operating income	$35,464	$26,565	$(2,271)	59,758

Realized gains (losses) on open block investments				(9,878)
Unrealized gains (losses) on open block options and trading investments				(19,458)
Change in option value of equity-indexed annuity products and market value adjustments on total return strategy annuities				15,131
Amortization of DAC and VOBA due to open block gains				(1,556)
Demutualization costs				(285)
Restructuring costs				(1,795)
Other income from non-insurance operations				456

Income before interest and income tax (expense)				42,373
Interest (expense)				(6,027)
Income tax (expense)				(11,432)

Net income				$24,914

AmerUS Group Co.

Consolidated Balance Sheet

($ in thousands)

	March 31,	December 31,
	2003	2002

ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,432,473	$13,328,902
Equity securities	64,042	63,345
Short-term investments	20,741	32,318
Securities held for trading purposes:
Fixed maturity securities	1,760,274	1,843,868
Mortgage loans	888,323	883,034
Real estate	475	476
Policy loans	493,086	496,753
Other investments	430,359	283,794

Total investments	17,089,773	16,932,490
Cash and cash equivalents	921,054	102,612
Accrued investment income	187,672	185,660
Premiums, fees and other receivables	43,252	13,082
Reinsurance receivables	1,004,194	865,930
Deferred policy acquisition costs	871,646	884,239
Value of business acquired	450,210	454,159
Goodwill	225,075	218,995
Property and equipment	73,908	74,188
Other assets	308,371	326,397
Separate account assets	219,801	235,913

Total Assets	$21,394,956	$20,293,665

AmerUS Group Co.

Consolidated Balance Sheet

($ in thousands)

	March 31,	December 31,
	2003	2002

LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,453,162	$16,244,016
Policyowner funds	1,483,713	1,335,144

	17,936,875	17,579,160
Accrued expenses and other liabilities	942,819	283,836
Dividends payable to policyowners	327,054	303,062
Policy and contract claims	39,237	39,569
Income taxes payable	58,783	61,325
Deferred income taxes	25,928	16,499
Notes payable:
Bank debt	135,000	113,000
Senior notes	125,000	125,000
OCEANs	186,603	186,233
Surplus note	25,000	25,000
AmerUs Capital I	48,095	48,095
AmerUs Capital II	154	154
Other borrowings	13,741	13,871
Separate account liabilities	219,801	235,913

Total Liabilities	20,084,090	19,030,717
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares
authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,695,889 shares issued and 39,051,187 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002	43,696	43,656
Additional paid-in capital	1,180,736	1,179,646
Accumulated other comprehensive income (loss)	99,886	88,522
Unearned compensation	(860)	(458)
Unallocated ESOP shares	(1,406)	(1,443)
Retained earnings	145,306	109,517
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	(156,492)

Total Stockholders’ Equity	1,310,866	1,262,948

Total Liabilities and Stockholders’ Equity	$21,394,956	$20,293,665

AmerUS Group Co.

Consolidated Balance Sheet

($ in thousands)

March 31, 2003

	With	FAS 115 and 133	Without FAS 115
	FAS 115 and 133	Adjustment	and 133 (1)

ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,432,473	$(544,778)	$12,887,695
Equity securities	64,042	(839)	63,203
Short-term investments	20,741	(176)	20,565
Securities held for trading purposes:
Fixed maturity securities	1,760,274	—	1,760,274
Mortgage loans	888,323	—	888,323
Real estate	475	—	475
Policy loans	493,086	—	493,086
Other investments	430,359	2,030	432,389

Total invested assets	17,089,773	(543,763)	16,546,010
Cash and cash equivalents	921,054	—	921,054
Accrued investment income	187,672	—	187,672
Premiums, fees and other receivables	43,252	—	43,252
Reinsurance receivables	1,004,194	—	1,004,194
Deferred policy acquisition costs	871,646	170,025	1,041,671
Value of business acquired	450,210	105,408	555,618
Goodwill	225,075	—	225,075
Property and equipment	73,908	—	73,908
Deferred income taxes	—	66,860	66,860
Other assets	308,371	—	308,371
Separate account assets	219,801	—	219,801

Total Assets	$21,394,956	$(201,470)	$21,193,486

(1)	This column represents the Company’s assets exclusive of SFAS 115 and 133 adjustments and is a Non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The Non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments.

AmerUS Group Co.

Consolidated Balance Sheet

($ in thousands)

March 31, 2003

	With	FAS 115 and 133	Without FAS 115
	FAS 115 and 133	Adjustment	and 133 (1)

LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,453,162	$2,287	$16,455,449
Policyowner funds	1,483,713	—	1,483,713

	17,936,875	2,287	17,939,162
Accrued expenses and other liabilities	942,819	(5,475)	937,344
Dividends payable to policyowners	327,054	(72,468)	254,586
Policy and contract claims	39,237	—	39,237
Income taxes payable	58,783	—	58,783
Deferred income taxes	25,928	(25,928)	—
Notes payable:
Bank debt	135,000	—	135,000
Senior notes	125,000	—	125,000
OCEANs	186,603	—	186,603
Surplus note	25,000	—	25,000
AmerUs Capital I	48,095		48,095
AmerUs Capital II	154		154
Other borrowings	13,741	—	13,741
Separate account liabilities	219,801	—	219,801

Total Liabilities	20,084,090	(101,584)	19,982,506
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,695,889 shares issued and 39,051,187 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002	43,696	—	43,696
Additional paid-in capital	1,180,736	—	1,180,736
Accumulated other comprehensive income (loss)	99,886	(99,886)	—
Unearned compensation	(860)	—	(860)
Unallocated ESOP shares	(1,406)	—	(1,406)
Retained earnings	145,306	—	145,306
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	—	(156,492)

Total Stockholders’ Equity	1,310,866	(99,886)	1,210,980

Total Liabilities and Stockholders’ Equity	$21,394,956	$(201,470)	$21,193,486

(1)	This column represents the Company’s liabilities and stockholder’s equity exclusive of SFAS 115 and 113 adjustments and is a Non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The Non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments.

AmerUS Group Co.

Product Mix

($ in thousands)

For the Three Months Ended March 31,

	2003	2002	% Change

Protection Products Repetitive Premiums (1):
Whole Life	$203	$1,120	(81.9%)
Interest-Sensitive Whole Life	7,020	10,204	(31.2%)
Term Life	3,712	2,548	45.7%
Universal Life	6,940	8,326	(16.6%)
Equity-Indexed Life	13,477	8,665	55.5%

Sub-total	31,352	30,863	1.6%
Term Life from Private Label Sales (2)	1,937	3,596	(46.1%)

Total Repetitive Premiums	$33,289	$34,459	(3.4%)

Accumulation Deposits (1):
Annuity Premiums:
Fixed Annuity:
Deferred Fixed Annuity	$142,662	$224,455	(36.4%)
Equity-Indexed Annuity	233,190	169,506	37.6%
Variable Annuity	987	2,663	(62.9%)
Funding Agreements	—	275,000	(100.0%)

Total Accumulation Deposits	$376,839	$671,624	(43.9%)

(1)	Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. See footnote 2 in the accompanying press release.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Sources of Business

($ in thousands)

For The Three Months Ended March 31,

	2003	2002	% Change

Protection Products Repetitive Premiums (1):
Preferred Producer (Career)	$5,970	$5,503	8.5%
Personal producing general agent (PPGA)	16,855	11,589	45.4%
Bank Distribution	22	219	(90.0%)
Independent Agent Force (2)	8,505	13,552	(37.2%)

Total Repetitive Premium	31,352	30,863	1.6%
Private Label Distribution (3)	1,937	3,596	(46.1%)

Total Repetitive Premiums	$33,289	$34,459	(3.4%)

Accumulation Deposits (1):
Preferred Producer (Career)	$43,969	$26,031	68.9%
Personal Producing General Agent (PPGA)	7,574	10,935	(30.7%)
Bank Distribution	10,659	12,802	(16.7%)
Independent Agent Force(2)	314,637	346,856	(9.3%)
Funding Agreements	—	275,000	(100.0%)

Total Accumulation Deposits	$376,839	$671,624	(43.9%)

(1)	Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. See footnote 2 in the accompanying press release.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.
Policyowner Liability Characteristics

($ in thousands)

March 31, 2003

	Fixed	Equity-Indexed
	Annuities	Annuities
	Account Value	Account Value

FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
Accrual Adjustment	$—	$202,282
Market Value Adjustment	196,400	—
No surrender charge	1,368,085	40,185
1 percent	98,229	5,751
2 percent	197,172	7,535
3 percent	175,409	15,725
4 percent	291,247	67,313
5 percent	252,221	403,023
6 percent	1,098,010	568,612
7 percent	574,093	404,352
8 percent	498,678	322,460
9 percent	574,454	300,259
10 percent or greater	1,766,558	1,282,385

Total	$7,090,556	$3,619,882

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$197,467	$—
Quarterly	—	—
1 Year	5,605,326	—
Multi-year	1,231,850	—
Bailout	55,913	—
Cumulative floor (1)	—	3,619,882

Total	$7,090,556	$3,619,882

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
3 percent	$3,290,121	$—
3.25 percent	607,916	—
3.50 percent	793,702	—
4 percent	2,321,666	—
4.5 percent	49,020	—
5 percent	28,131	—
Greater than 5 percent	—	—
Cumulative floor (1)	—	3,619,882

Total	$7,090,556	$3,619,882

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$1,807,013	$—
0.0% - 0.5%	968,841	—
0.5% - 1.0%	987,128	—
1.0% - 1.5%	1,062,025	—
1.5% - 2.0%	402,169	—
2.0% - 2.5%	312,754	—
2.5% - 3.0%	208,786	—
Greater Than 3.0%	1,341,840	—
Cumulative floor (1)	—	3,619,882

Total	$7,090,556	$3,619,882

(1)	Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 200 basis points.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	March 31, 2003		March 31, 2002
Portfolio Composition:	Amortized Cost	Market Value	Amortized Cost	Market Value

Cash and cash equivalents	$921,054	$921,054	$109,214	$109,214
Securities available-for-sale:
Investment grade bonds	11,770,335	12,363,790	10,529,563	10,558,887
Non-investment grade bonds	1,117,359	1,068,683	929,418	889,721
Equity securities	63,202	64,042	18,198	18,057
Short-term investments	20,565	20,741	17,317	17,332
Securities held for trading:
Investment grade bonds	1,671,822	1,671,822	1,892,725	1,892,725
Non-investment grade bonds	88,452	88,452	173,994	173,994
Equity securities	—	—	17,073	17,073
Short-term investments	—	—	4,200	4,200
Loans	888,323	888,323	927,930	927,930
Real estate	475	475	1,287	1,287
Policy loans	493,086	493,086	501,037	501,037
Other invested assets	429,960	430,359	311,273	311,052

Total	$17,464,633	$18,010,827	$15,433,229	$15,422,509

Investment Portfolio Data (1):	March 31, 2003	March 31, 2002

Average NAIC Rating	1.48	1.51
Average Maturity	6.97	6.81
Effective Duration	4.70	4.56
GAAP Effective Book Yield – Fixed Income	5.70	6.37

Mortgage Loans:	March 31, 2003	March 31, 2002

Carrying Value	888,323	927,930
Percent of Total Invested Assets (Market)	4.93%	6.02%
Problem Loans	5,416	9,639
Percent of Mortgage Loans (Market)	0.61%	1.04%
Restructured Loans	3,470	3,583
Percentage of Mortgage Loans (Market)	0.39%	0.39%

	March 31, 2003		March 31, 2002

High Yield Securities (at Market Value):	% of Asset Class	% of Rated Portfolio	% of Asset Class	% of Rated Portfolio

NAIC 3	58.94%	4.31%	68.58%	5.40%
NAIC 4	30.76%	2.25%	29.83%	2.35%
NAIC 5	6.23%	0.46%	1.19%	0.09%
NAIC 6	4.07%	0.30%	0.40%	0.03%

Total	100.00%	7.32%	100.00%	7.87%

(1)	Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	March 31, 2003		March 31, 2002
Fixed Maturity Securities by Category:	Market Value	% of Total	Market Value	% of Total

Government	$1,047,921	7.0%	$960,428	7.1%
Corporate	10,223,002	67.3%	9,388,011	69.4%
Mortgage-Backed (MBS)	2,473,884	16.2%	1,811,693	13.5%
Commercial Mortgage-Backed (CMBS)	614,636	4.0%	425,297	3.1%
Asset-Backed (ABS)	708,061	4.7%	781,749	5.8%
Redeemable Preferred Stock	125,243	0.8%	148,149	1.1%

	$15,192,747	100.0%	$13,515,327	100.0%

Private Placements (included above)	1,624,967	10.7%	1,409,562	10.4%

	March 31, 2003		March 31, 2002
Fixed Maturity Securities by Quality:	Market Value	% of Rated	Market Value	% of Rated

AAA	5,182,590	34.1%	4,125,629	30.4%
AA	1,057,959	7.0%	939,583	7.0%
A	3,793,426	25.0%	3,224,582	23.9%
BBB	3,557,215	23.4%	3,803,353	28.1%
BB	617,144	4.1%	525,128	3.9%
B and below	351,533	2.3%	280,876	2.1%

Sub-total	14,559,867	95.9%	12,899,151	95.4%
Not Rated by S&P (average “A” by others)	632,880	4.1%	616,176	4.6%

Total	$15,192,747	100.0%	$13,515,327	100.0%

	March 31, 2003		March 31, 2002
Fixed Maturity Securities by Industry Sector:	Market Value	% of Total	Market Value	% of Total

Basic Industry	564,281	3.7%	415,637	3.1%
Capital Goods	657,099	4.3%	475,781	3.5%
Communications	905,303	6.0%	1,159,467	8.6%
Consumer Cyclical	891,568	5.9%	844,592	6.2%
Consumer Non Cyclical	1,488,801	9.8%	1,135,295	8.4%
Energy	994,565	6.5%	794,738	5.9%
Technology	263,456	1.7%	369,883	2.7%
Transportation	466,103	3.1%	406,891	3.0%
Industrial Other	90,039	0.6%	96,380	0.7%
Utilities	1,324,653	8.7%	1,318,960	9.8%
Financial Institutions	1,900,961	12.5%	2,060,880	15.3%

Sub-total	9,546,829	62.8%	9,078,504	67.2%
Other (1)	5,645,918	37.2%	4,436,823	32.8%

Total	$15,192,747	100.0%	$13,515,327	100.0%

(1)	Includes government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	March 31, 2003		March 31, 2002
Mortgage Backed Securities:	Amortized Cost	Market Value	Amortized Cost	Market Value

Planned Amortization Class (PACs)	522,607	544,386	458,956	463,472
Targeted Amortization Class (TACs)	815	825	2,729	2,787
Sequential Pay	207,398	209,045	127,311	128,351
Subordinated	8,346	8,505	21,004	21,783
Adjustable Rate Mortgages (ARMs)	12,210	12,309	16,444	16,621
Pass-thru	1,619,921	1,661,169	1,148,757	1,158,516
Z bonds	37,497	37,645	20,621	20,163

Total	$2,408,794	$2,473,884	$1,795,822	$1,811,693

AmerUs Group Co.

Closed Block

($ in thousands)

	March 31,	December 31,
	2003	2002

LIABILITIES:
Future life and annuity policy benefits	$2,845,683	$2,840,041
Policyowner funds	9,106	4,400
Accrued expenses and other liabilities	19,548	44,295
Dividends payable to policyowners	174,520	147,177
Policy and contract claims	9,993	10,390
Policyowner dividend obligation	140,243	118,623

Total Liabilities	3,199,093	3,164,926

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,963,825	1,970,659
Loans	86,647	90,872
Policy loans	350,957	354,784
Other investments	19,297	1,047
Cash and cash equivalents	21,679	6,178
Accrued investment income	31,704	30,726
Premiums, fees and other receivables	13,231	16,999
Other assets	27,426	23,917

Total Assets	2,514,766	2,495,182

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$684,327	$669,744

	For The Three Months Ended
	March 31,

	2003	2002

REVENUES AND EXPENSES:
Insurance premiums	$62,808	$65,788
Universal life and annuity product charges	3,538	2,897
Net investment income	39,739	38,043
Realized gains (losses) on investments	7,069	4,624
Policyowner benefits	(71,829)	(72,115)
Underwriting, acquisition and other expenses	(1,131)	(1,254)
Dividends to policyowners	(29,912)	(26,335)

Contribution from the Closed Block before income taxes	$10,282	$11,648

AmerUs Group Co.

Additional Information

($ in thousands)

	March 31,	December 31,
	2003	2002

LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$57,195,000	$56,883,000
Universal Life	19,763,000	19,095,000
Equity-Indexed Life	5,626,000	4,574,000

Total Life Insurance In Force	$82,584,000	$80,552,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,576,142	$3,236,223
Universal Life	1,465,270	1,425,746
Equity-Indexed Life	149,021	126,821

Total Life Insurance Reserves	5,190,433	4,788,790
Deferred Fixed Annuity	7,546,875	7,579,869
Equity-Indexed Annuity	3,708,062	3,724,598

Total Annuity Reserves	11,254,937	11,304,467
Total Reserves	$16,445,370	$16,093,257

NUMBER OF PRODUCERS:
Career Agents (including managing general agents)	1,199	1,247
Personal Producing General Agents	4,933	4,796
Independent Agents	33,944	33,961
Wholesale Broker / Dealer - AMAL Corp. Joint Venture & IL Annuity	904	919
Registered Representatives - AMAL Corp. Joint Venture & IL Annuity	19,368	19,247

Total Producers	60,348	60,170

	March 31,	March 31,
	2003	2002

LIFE INSURANCE LAPSE RATE - YTD ANNUALIZED	8.0%	8.3%
ANNUITY WITHDRAWAL RATES - LTM
With Internal Replacements	10.6%	11.7%
Without Internal Replacements	10.2%	11.1%
FIXED ANNUITY SPREADS (GAAP) YTD:
Portfolio Rate	6.14%	6.68%
Credit Rate	4.26%	4.73%

Spread	1.88%	1.95%

(1)	Life insurance in force is a Non-GAAP financial measure utilized by investors, analysts and the Company to assess the Company’s position in the industry. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation.

AmerUs Group Co.

Additional Information

($ in thousands)

DAC / VOBA ROLLFORWARD:	DAC	VOBA

Beginning Balance - December 31, 2002	$884,239	$454,159
Capitalization	89,062	3,252
Amortization	(30,836)	(19,561)
FAS 115 Adjustment	(70,819)	12,360

Ending Balance - March 31, 2003	$871,646	$450,210

CONTRIBUTION FROM THE CLOSED BLOCK	2003	2004

First Quarter	$10,282	$9,592
Second Quarter	10,003	9,325
Third Quarter	9,729	9,066
Fourth Quarter	9,462	8,812

Total	$39,476	$36,795

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For The Three Months Ended
	March 31,
	2003	2002

Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.08%)	(0.12%)
Demutualization costs	—	0.35%
Dividend received deduction	(0.99%)	(0.48%)
Non-deductible meals, entertainment & dues	0.49%	0.40%
Tax exempt income	(2.36%)	(3.22%)
State taxes on non-life operations	0.22%	(0.03%)
Other items, net	0.46%	(0.45%)

Effective tax rate	32.74%	31.45%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $21.4 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; IL Annuity and Insurance Company;
Bankers Life Insurance Company of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street - 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

				Dividend
		High	Low	Declared

2003
	First Quarter	$30.70	$22.94	$0.00
2002
	First Quarter	$39.50	$34.00	$0.00
	Second Quarter	$39.90	$34.45	$0.00
	Third Quarter	$37.21	$28.21	$0.00
	Fourth Quarter	$32.26	$25.87	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar Director - Investor Relations Phone - (515) 362-3693	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915
Fax - (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2002 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2002, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.